Exhibit 99.1

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On August 31, 2018, Hub Group, Inc. (the “Company”), entered into a definitive agreement and concurrently sold its subsidiary, Mode Transportation, LLC (“Mode”) to an affiliate of York Capital Management (“Buyer”) for $238.5 million (the “Disposition”). The sale does not include the Temstar business which is being retained by the Company and was previously included in the Mode segment for financial reporting purposes.

The Disposition constitutes a significant disposition for purposes of Item 2.01 of Form 8-K. As a result, the following unaudited pro forma consolidated statement of net income for the six month period ended June 30, 2018 and unaudited pro forma consolidated statements of net income for each of the years ended December 31, 2017, 2016 and 2015 are presented as if the Disposition and related events had occurred on January 1, 2015, the first day of fiscal year 2015. The following unaudited pro forma consolidated balance sheet as of June 30, 2018 is presented as if the Disposition and related events had occurred on June 30, 2018. Based on the magnitude of Mode’s contribution to operating income and because the Company is exiting its agent-based business, the Disposition represents a strategic shift that has a major effect on the Company’s operations and financial results. Accordingly, the Company will be applying discontinued operations treatment for the Disposition in the Company’s Quarterly Report on Form 10-Q for the quarter ending September 30, 2018.

The unaudited consolidated pro forma financial statements have been derived from historical financial statements prepared in accordance with U.S. generally accepted accounting principles (“US GAAP”) and are presented based on information currently available. They are intended for informational purposes only and are not intended to represent the Company’s financial position or results of operations had the Disposition and related events occurred on the dates indicated, or to project the Company’s financial performance for any future period. Beginning in the third quarter of fiscal 2018, the historical financial results attributable to Mode Transportation, LLC for periods prior to the Disposition will be reflected in the Company’s consolidated statements of net income as discontinued operations. Discontinued operations will not include Temstar which historically was included in the Mode segment financial results.

The unaudited pro forma consolidated financial statements and the accompanying notes should be read in conjunction with the following: (i) the audited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Form 10-K for the years ended December 31, 2017, 2016 and 2015 and (ii) the unaudited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Form 10-Q for the second quarter and six months ended June 30, 2018.

The unaudited pro forma consolidated financial statements include information, statements, and assumptions that are or may be considered “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by the use of words such as “may,” “should,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “believe,” “plan” or similar expressions. Statements that describe objectives, plans, or goals also are forward-looking statements. These forward-looking statements involve risks and uncertainties, and actual results may differ materially from those contemplated by the forward-looking statements due to, among others, the risks and uncertainties described under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017. For any forward-looking statements contained herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and the Company undertakes no obligation to update publicly or revise any forward-looking statements in light of new information or future events.

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HUB GROUP, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

FOR THE SIX MONTHS ENDED JUNE 30, 2018

(in thousands, except per share amounts)

		Pro forma		Hub Group, Inc.
	Historical (a)	Adjustments	Notes	Pro Forma
Revenue	$2,275,064	$(542,988)	( b ) ( c )	$1,732,076

Transportation costs	2,016,083	(476,037)	( b ) ( c )	1,540,046
Gross margin	258,981	(66,951)		192,030

Costs and expenses:
Salaries and benefits	114,099	(7,726)	( b )	106,373
Agent fees and commissions	41,111	(41,060)	( b )	51
General and administrative	40,720	(4,385)	( b ) ( d )	36,335
Depreciation and amortization	7,965	(479)	( b )	7,486
Total costs and expenses	203,895	(53,650)		150,245

Operating income	55,086	(13,301)		41,785

Other income (expense):
Interest expense	(4,291)	-		(4,291)
Interest and dividend income	44	(19)	( b )	25
Other, net	(244)	13	( b )	(231)
Total other expense	(4,491)	(6)		(4,497)

Income before provision for income taxes	50,595	(13,307)		37,288

Income tax expense	12,377	(3,095)	( e )	9,282

Net income	$38,218	$(10,212)		$28,006

Basic earnings per common share	$1.14			$0.84

Diluted earnings per common share	$1.14			$0.84

Basic weighted average number of shares outstanding	33,382			33,382
Diluted weighted average number of shares outstanding	33,520			33,520

The accompanying notes are an integral part of the unaudited pro forma financial statements.

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HUB GROUP, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2017

(in thousands, except per share amounts)

		Pro forma		Hub Group, Inc.
	Historical (a)	Adjustments	Notes	Pro Forma
Revenue	$4,034,897	$(908,870)	( b ) ( c )	$3,126,027

Transportation costs	3,577,380	(788,982)	( b ) ( c )	2,788,398
Gross margin	457,517	(119,888)		337,629

Costs and expenses:
Salaries and benefits	188,389	(12,821)	( b )	175,568
Agent fees and commissions	74,082	(73,955)	( b )	127
General and administrative	85,182	(7,761)	( b ) ( d )	77,421
Depreciation and amortization	13,313	(1,158)	( b )	12,155
Total costs and expenses	360,966	(95,695)		265,271

Operating income	96,551	(24,193)		72,358

Other income (expense):
Interest expense	(6,754)	-		(6,754)
Interest and dividend income	416	(67)	( b )	349
Other, net	724	(56)	( b )	668
Total other expense	(5,614)	(123)		(5,737)

Income before provision for income taxes	90,937	(24,316)		66,621

Income tax benefit	(44,216)	(8,867)	( e )	(53,083)

Net income	$135,153	$(15,449)		$119,704

Basic earnings per common share	$4.07			$3.60

Diluted earnings per common share	$4.05			$3.59

Basic weighted average number of shares outstanding	33,220			33,220
Diluted weighted average number of shares outstanding	33,350			33,350

The accompanying notes are an integral part of the unaudited pro forma financial statements.

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HUB GROUP, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2016

(in thousands, except per share amounts)

		Pro forma		Hub Group, Inc.
	Historical (a)	Adjustments	Notes	Pro Forma
Revenue	$3,572,790	$(819,572)	( b ) ( c )	$2,753,218

Transportation costs	3,118,005	(696,107)	( b ) ( c )	2,421,898
Gross margin	454,785	(123,465)		331,320

Costs and expenses:
Salaries and benefits	180,459	(14,340)	( b )	166,119
Agent fees and commissions	72,896	(72,754)	( b )	142
General and administrative	68,630	(7,553)	( b ) ( d )	61,077
Depreciation and amortization	8,966	(1,253)	( b )	7,713
Total costs and expenses	330,951	(95,900)		235,051

Operating income	123,834	(27,565)		96,269

Other income (expense):
Interest expense	(3,625)	-		(3,625)
Interest and dividend income	393	(47)	( b )	346
Other, net	819	(70)	( b )	749
Total other expense	(2,413)	(117)		(2,530)

Income before provision for income taxes	121,421	(27,682)		93,739

Income tax expense	46,616	(10,336)	( e )	36,280

Net income	$74,805	$(17,346)		$57,459

Basic earnings per common share	$2.21			$1.70

Diluted earnings per common share	$2.20			$1.69

Basic weighted average number of shares outstanding	33,841			33,841
Diluted weighted average number of shares outstanding	33,949			33,949

The accompanying notes are an integral part of the unaudited pro forma financial statements.

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HUB GROUP, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2015

(in thousands, except per share amounts)

		Pro forma		Hub Group, Inc.
	Historical (a)	Adjustments	Notes	Pro Forma
Revenue	$3,525,595	$(826,359)	( b ) ( c )	$2,699,236

Transportation costs	3,112,900	(709,389)	( b ) ( c )	2,403,511
Gross margin	412,695	(116,970)		295,725

Costs and expenses:
Salaries and benefits	158,938	(13,941)	( b )	144,997
Agent fees and commissions	68,724	(68,605)	( b )	119
General and administrative	60,015	(6,805)	( b ) ( d )	53,210
Depreciation and amortization	7,988	(1,296)	( b )	6,692
Total costs and expenses	295,665	(90,647)		205,018

Operating income	117,030	(26,323)		90,707

Other income (expense):
Interest expense	(2,971)	-		(2,971)
Interest and dividend income	83	(7)	( b )	76
Other, net	(2,560)	445	( b )	(2,115)
Total other expense	(5,448)	438		(5,010)

Income before provision for income taxes	111,582	(25,885)		85,697

Income tax expense	40,633	(9,710)	( e )	30,923

Net income	$70,949	$(16,175)		$54,774

Basic earnings per common share	$1.98			$1.53

Diluted earnings per common share	$1.97			$1.52

Basic weighted average number of shares outstanding	35,876			35,876
Diluted weighted average number of shares outstanding	35,968			35,968

The accompanying notes are an integral part of the unaudited pro forma financial statements.

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HUB GROUP, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2018

(in thousands, except share data)

		Pro forma		Hub Group, Inc.
	Historical (a)	Adjustments	Notes	Pro forma

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$26,753	$221,311	( f )	$248,064
Accounts receivable trade, net	615,690	(175,609)	( g )	440,081
Accounts receivable other	3,851	(315)	( g )	3,536
Prepaid taxes	5,268	-		5,268
Prepaid expenses and other current assets	15,763	(247)	( g )	15,516
TOTAL CURRENT ASSETS	667,325	45,140		712,465

Restricted investments	24,107	(4,640)	( g )	19,467
Property and equipment, net	618,931	(2,271)	( g )	616,660
Other intangibles, net	71,501	(9,175)	( g )	62,326
Goodwill, net	348,106	(29,389)	( g )	318,717
Other assets	3,534	(138)	( g )	3,396
TOTAL ASSETS	$1,733,504	$(473)		$1,733,031

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable trade	$348,222	$(113,808)	( g )	$234,414
Accounts payable other	12,418	(817)	( g )	11,601
Accrued payroll	36,487	(2,787)	( g )	33,700
Accrued other	78,598	3,752	( g ) ( h )	82,350
Current portion of capital lease	2,794	-		2,794
Current portion of long term debt	86,740	-		86,740
TOTAL CURRENT LIABILITIES	565,259	(113,660)		451,599

Long term debt	179,444	-		179,444
Non-current liabilities	39,083	(3,828)	( g )	35,255
Long term capital lease	6,196	-		6,196
Deferred taxes	132,463	19,693	( h )	152,156

STOCKHOLDERS' EQUITY:
Preferred stock, $.01 par value; 2,000,000 shares authorized;
no shares issued or outstanding in 2018	-	-		-
Common stock
Class A: $.01 par value; 97,337,700 shares authorized and
41,224,792 shares issued in 2018; 33,717,169 shares
outstanding in 2018	412	-		412
Class B: $.01 par value; 662,300 shares authorized;
662,296 shares issued and outstanding in 2018	7	-		7
Additional paid-in capital	168,614	-		168,614
Purchase price in excess of predecessor basis, net of tax
benefit of $10,306	(15,458)	-		(15,458)
Retained earnings	908,934	97,322	( i )	1,006,256
Accumulated other comprehensive loss	(190)	-		(190)
Treasury stock; at cost, 7,507,623 shares in 2018	(251,260)	-		(251,260)
TOTAL STOCKHOLDERS' EQUITY	811,059	97,322		908,381
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$1,733,504	$(473)		$1,733,031

The accompanying notes are an integral part of the unaudited pro forma financial statements.

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HUB GROUP, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. Basis of Presentation

The Company’s historical consolidated financial statements have been adjusted in the unaudited consolidated pro forma financial statements to present events that are (i) directly attributable to the Disposition, (ii) factually supportable and (iii) are expected to have a continuing impact on the Company’s consolidated results following the Disposition. The allocation of corporate support, general, management and administrative and other liabilities and expenses included may differ from expenses that would have been included on a stand-alone basis. The pro forma consolidated statements of net income do not reflect the estimated gain on the Disposition.

NOTE 2. Pro Forma Adjustments

The following adjustments have been reflected in the unaudited pro forma financial statements:

(a)  Reflects the Company’s historical US GAAP consolidated financial statements, as reported, before pro forma adjustments related to the Disposition. For the six month period ended June 30, 2018 and the years ended December 31, 2017, 2016 and 2015, Mode’s results of operations were reported as a separate segment. However, Temstar, which was previously included in the Mode segment, is being retained by Hub. Temstar provides intermodal temperature protected services.

Hub adopted Accounting Standards Codification (ASC) topic 606 Revenue from Contracts with Customers (Topic 606) on January 1, 2018. As such, Topic 606 was effective during the six month period ended June 30, 2018, while during the years ended December 31, 2017, 2016 and 2015, Topic 606 was not effective. In addition, under Topic 606, taxes assessed by a governmental authority that are both imposed on and concurrent with a specific revenue-producing transaction and collected by Hub Group from a customer were recorded on a gross basis prior to January 1, 2018. Under Topic 606, these taxes are excluded from revenue. This change had an effect of $1.2 million on revenue and transportation costs for the six months ending June 30, 2018, respectively.

(b)  Reflects the elimination of revenues and expenses representing the historical operating results of the Mode business.

In addition to the elimination of revenues and expenses representing the historical Mode business, this pro forma adjustment reflects intersegment revenue and transportation costs which were eliminated in the historical consolidated financial statements.

(c)  Intersegment transportation services sold to Mode were $15.2 million, $51.1 million, $76.1 million and $74.8 million for the six month period ended June 30, 2018, and the years ended December 31, 2017, 2016, and 2015, respectively. Intersegment transportation services purchased from Mode were $31.5 million, $50.6 million, $34.4 million and $7.6 million for the six month period ended June 30, 2018, and the years ended December 31, 2017, 2016, and 2015, respectively.

(d)  Represents rental income from Mode that will cease. Rental income was $0.2 million for the six months ended June 30, 2018 and $0.3 million for each of the years ended December 31, 2017, 2016 and 2015.

(e)   The pro forma adjustment for income tax expense was calculated as the difference between the income tax expense as reported, and pro forma income tax expense as calculated by using the statutory rate for the Company excluding the Mode business and adjusting for the impact of permanent items.

(f)   Reflects estimated net cash proceeds from the Disposition of $221.3 million, representing the gross sale price of $238.5 million less certain purchase price adjustments and estimated transaction costs.

(g)   Represents the assets and liabilities conveyed to the Buyer in the Disposition.

(h)  Represents adjustments for the estimated taxes payable of $11.0 million caused by the gain associated with the Disposition. Taxes on the gain were calculated using a statutory rate of 24%. The pro forma adjustments also reflect the estimated realization of $19.7 million of deferred tax assets associated with the historical net operating losses and deferred taxes associated with Mode business.

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(i)    Represents the estimated after-tax gain on the Disposition of $97.3 million, which was calculated as follows:

Estimated proceeds, net of transaction costs	$221,311

Assets of Mode	(221,784)
Liabilties of Mode	128,528
Pre-tax gain on sale of Mode	128,055

Taxes on sale of Mode at the combined federal
and state statuatory tax rate of 24%	30,733
After-tax gain on sale of Mode	$97,322

NOTE 3. Transition Services Agreement

Pursuant to a transition services agreement entered into and effective on the closing of the Disposition, the Company will supply certain services to Mode. Mode will receive certain legal, human resource, tax, accounting and information technology services from the Company for a period generally not to exceed 4 months. No pro forma adjustments have been made associated with this agreement as services to be provided with a defined monetary value are not considered material, will not have a continuous impact and the variable elements are not estimable at this time.

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